UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2022

XEROX HOLDINGS CORPORATION

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7

Norwalk, Connecticut

06851-1056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(203) 849-5216

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Xerox Holdings Corporation	Xerox Corporation

Emerging growth company ☐	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation ☐	Xerox Corporation ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2022, Xerox Holdings Corporation (“Xerox Holdings”) announced that Giovanni Visentin, the Vice Chairman and Chief Executive Officer of Xerox Holdings and Xerox Corporation (“Xerox Corp” and together with Xerox Holdings, “Xerox”), passed away unexpectedly on June 28, 2022 due to complications from an ongoing illness.

Following Mr. Visentin’s death, the Boards of Directors of Xerox Holdings and Xerox Corp appointed Steve Bandrowczak, President and Chief Operations Officer of Xerox since 2018, to serve as the Interim Chief Executive Officer of Xerox (in addition to his positions as President and Chief Operations Officer of Xerox). The information regarding the business experience and background of Mr. Bandrowczak, or that is otherwise required by Item 5.02 of Form 8-K in respect of the appointment of Mr. Bandrowczak as Interim Chief Executive Officer of Xerox, is incorporated by reference to the relevant information set forth in Xerox Holdings’ Annual Report on Form 10-K for its fiscal year ended December 31, 2021, which was filed with the United States Securities and Exchange Commission (“SEC”) on February 23, 2022, and its Proxy Statement on Schedule 14A for its 2022 annual meeting of shareholders, which was filed with the SEC on April 6, 2022.

Item 8.01	Other Events

On June 29, 2022, Xerox Holdings issued a press release regarding the unexpected death of Mr. Visentin due to complications from an ongoing illness and the appointment of Mr. Bandrowczak as the Interim Chief Executive Officer of Xerox, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by Xerox Holdings Corporation on June 29, 2022

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: July 5, 2022	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary

XEROX CORPORATION

Date: July 5, 2022	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary